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                                   EXHIBIT 32

                           SECTION 902 CERTIFICATIONS

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                                 CERTIFICATIONS

         I, Ezra Dabah, Chairman and Chief Executive Officer of The Children's Place Retail Stores, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report of the Company on Form 10-Q for the period ended November 1, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 8th day of December, 2003.

                                     By:             /s/  Ezra Dabah
                                          --------------------------------------
                                              Chairman of the Board and
                                               Chief Executive Officer


         I, Seth L. Udasin, Vice President and Chief Financial Officer of The Children's Place Retail Stores, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report of the Company on Form 10-Q for the period ended November 1, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 8th day of December, 2003.


                                     By:      /s/   Seth L. Udasin
                                         ------------------------------
                                               Vice President and
                                            Chief Financial Officer

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